                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
       PERFORMANCE OF A $10,000 INVESTMENT       5

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                       TOP FIVE INDUSTRIES       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      15
             NOTES TO FINANCIAL STATEMENTS      21
            REPORT OF INDEPENDENT AUDITORS      27

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      28
 BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      29

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
September 20, 2001

Dear Shareholder,

As the events of September 11, 2001, continue to reverberate throughout the nation, each of us at Van Kampen Investments recognizes that this tragedy has touched your life in a profound way. For all of us in the financial services industry, the World Trade Center was the workplace for many of our clients, colleagues, partners, family and friends. On behalf of Van Kampen, we extend our deepest sympathies to those who lost family or friends as a result of these events. Additionally, we thank all of the individuals who have demonstrated inspiring courage and heroism during the rescue efforts.

We recognize this has been a difficult time. As your investment partner, Van Kampen stands ready to assist you and your advisor. As always, our Shareholder Services teams also are available to provide you with account and transaction information; call (800) 341-2911. Van Kampen's transfer agents--which maintain our shareholder records and are located in Kansas City, Missouri and Canton, Massachusetts--had no impact to their operations. Operating out of offices around the country, our portfolio managers are actively managing the assets that you have entrusted to us.

This report examines how your fund's portfolio managers invested your assets during this period. It includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, and charts and graphs summarizing the broader market and economic trends.

As always, we encourage you to remain in close contact with your financial advisor. Your financial advisor can help you assess your individual situation and structure a portfolio designed to address your financial goals.

We are grateful for your continued trust in Van Kampen. And again, we extend our most heartfelt sympathies to those touched by the events of September 11.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY CONTINUED ITS MONTHS-LONG SLIDE IN AUGUST 2001 AS SIGNS OF OVERALL WEAKNESS PERSISTED. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A PALTRY 0.2 PERCENT ON AN ANNUALIZED BASIS FOR THE SECOND QUARTER OF 2001.

WHILE BUSINESS ACTIVITY--SUCH AS SPENDING CUTS AND INVENTORY
REDUCTIONS--DETRACTED FROM ECONOMIC GROWTH, CONSUMER SPENDING BOLSTERED IT. REGARDLESS, THE ECONOMY'S SLUGGISH PERFORMANCE THROUGHOUT THE SECOND QUARTER WAS THE SLOWEST IN EIGHT YEARS.

CONSUMER SPENDING AND EMPLOYMENT
AGAINST THIS BACKDROP OF STAGNATING GROWTH, AND A STREAM OF CORPORATE LAYOFFS, CONSUMER CONFIDENCE SLIPPED IN AUGUST. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, WAS MORE RESTRAINED THAN RECENT MONTHS. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, CLIMBED TO 4.9 PERCENT IN AUGUST.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON AUGUST 21--THE SEVENTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND AUGUST 31, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.5 PERCENT. (NOTE: ON SEPTEMBER 17, 2001, IN THE WAKE OF THE SEPTEMBER 11 TERRORIST ATTACKS, THE FED CUT INTEREST RATES BY 0.50 PERCENT. THIS WAS THE EIGHTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION WAS HELD AT BAY DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.7 PERCENT IN THE 12 MONTHS ENDED AUGUST 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1999--June 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.70
Sep 00                                                                           1.30
Dec 00                                                                           1.90
Mar 01                                                                           1.30
Jun 01                                                                           0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(August 31, 1999--August 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 99                                                                      5.25                               2.3
                                                                            5.25                               2.6
                                                                            5.25                               2.6
Nov 99                                                                       5.5                               2.6
                                                                             5.5                               2.7
                                                                             5.5                               2.7
Feb 00                                                                      5.75                               3.2
                                                                               6                               3.8
                                                                               6                               3.1
May 00                                                                       6.5                               3.2
                                                                             6.5                               3.7
                                                                             6.5                               3.7
Aug 00                                                                       6.5                               3.4
                                                                             6.5                               3.5
                                                                             6.5                               3.4
Nov 00                                                                       6.5                               3.4
                                                                             6.5                               3.4
                                                                             5.5                               3.7
Feb 01                                                                       5.5                               3.5
                                                                               5                               2.9
                                                                             4.5                               3.3
May 01                                                                         4                               3.6
                                                                            3.75                               3.2
                                                                            3.75                               2.7
Aug 01                                                                       3.5                               2.7

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of August 31, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                  -79.51%    -79.65%    -79.65%
-------------------------------------------------------------------------
One-year total return(2)                -80.69%    -80.66%    -79.85%
-------------------------------------------------------------------------
Life-of-Fund average annual
total return(2)                         -26.94%    -26.45%    -25.38%
-------------------------------------------------------------------------
Commencement date                      07/26/99   07/26/99   07/26/99
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fee and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

PERFORMANCE OF A $10,000 INVESTMENT

(July 26, 1999--August 31, 2001)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                               PACIFIC STOCK EXCHANGE TECHNOLOGY
                                                                                                   INDEX IS A PRICE-WEIGHTED,
                                                                                                  UNMANAGED, BROAD-BASED INDEX
                                                                                                COMPOSED OF 100 LISTED AND OVER-
                                                                                               THE-COUNTER TECHNOLOGY STOCKS FROM
                                                                    TECHNOLOGY FUND*               15 DIFFERENT INDUSTRIES.+
                                                                    ----------------           ----------------------------------
7/26/99                                                                  9425.00                            10000.00
                                                                         9595.00                            10268.80
                                                                        10528.00                            10796.00
9/99                                                                    10867.00                            10808.80
                                                                        12545.00                            11444.90
                                                                        14892.00                            13093.60
12/99                                                                   19274.00                            16741.10
                                                                        19406.00                            16378.20
                                                                        26984.00                            20113.80
3/00                                                                    24298.00                            20012.40
                                                                        20961.00                            18738.50
                                                                        18209.00                            17129.60
6/00                                                                    21593.00                            18969.10
                                                                        20839.00                            17693.60
                                                                        25259.00                            20165.50
9/00                                                                    24081.00                            17889.60
                                                                        20057.00                            16731.80
                                                                        13648.00                            13984.80
12/00                                                                   14260.00                            14026.20
                                                                        13497.00                            15807.10
                                                                         6379.00                            12922.40
3/01                                                                     6607.00                            11404.50
                                                                         7719.00                            13260.50
                                                                         7003.00                            12779.10
6/01                                                                     6795.00                            12499.30
                                                                         5928.00                            11847.60
8/01                                                                     5174.00                            10893.50

This chart compares your fund's performance to that of the Pacific Stock Exchange Technology Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Wiesenberger
(+) Bloomberg

[BAR GRAPH]    PORTFOLIO AT A GLANCE

                                                              -------------------------------------------
Semiconductor Equipment                                                          25.60
Semiconductors                                                                   25.00
Application Software                                                             11.50
Telecommunications Equipment                                                      6.10
Networking Equipment                                                              5.60


*Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

TOP TEN HOLDINGS*

(as a percentage of long-term investments--August 31, 2001)


1.   LAM RESEARCH                   6.7%
     Manufactures semiconductor equipment
     used in the computer chip making
     process.

2.   KLA-TENCOR                     6.3%
     Develops quality control components and
     software for semiconductor
     manufacturers.

3.   NOVELLUS SYSTEMS               5.4%
     Develops systems used in the manufacture
     of semiconductors and integrated
     circuits.

4.   APPLIED MATERIALS              5.1%
     Develops complex equipment for
     semiconductor manufacturers.

5.   LINEAR TECHNOLOGY              4.1%
     Manufactures integrated circuits for
     products including cellular phones,
     computers and satellites.

6.   RF MICRO DEVICES               3.8%
     Creates radio-frequency integrated
     circuits for wireless products.

7.   NVIDIA                         3.5%
     Develops and markets three-dimensional
     graphics processors and software.

8.   MAXIM INTEGRATED PRODUCTS      3.4%
     Develops integrated circuits for
     computers and communications equipment.

9.   EBAY                           3.3%
     Operates a fully automated Internet
     auction service.

10.  PEOPLESOFT                     3.0%
     Develops business management application
     software for large- and medium-sized
     corporations.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments--August 31, 2001)

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN TECHNOLOGY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED AUGUST 31, 2001. THE TEAM IS CO-LED BY SENIOR PORTFOLIO MANAGERS GARY LEWIS AND DAVID WALKER, WHO HAVE MANAGED THE PORTFOLIO SINCE ITS INCEPTION. LEWIS HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979, AND WALKER HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1989. THEY ARE JOINED BY SENIOR PORTFOLIO MANAGERS DUDLEY BRICKHOUSE, JANET LUBY, AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

The portfolio manager commentary in this shareholder report focuses on the period ended August 31, 2001. The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Note: Richard F. Powers, III, President and CEO of Van Kampen Asset Management Inc., provides additional words to shareholders on page 1 of this report.

Q  HOW WOULD YOU CHARACTERIZE
    THE MARKET CONDITIONS
    DURING THE REPORTING PERIOD?

A   The technology sector of the stock
market continued to decline. The uncertain timeline for economic recovery weighed heavy on the minds of investors, particularly in the first quarter. The Federal Reserve Board surprised the market by lowering interest rates on January 3, but negative investor sentiment and market jitters prevailed: The interest-rate cut was not enough to encourage a sustained rally.

    Throughout the entire period, uncertainty cast a shadow over the market. The Fed lowered interest rates a total of seven times, but the market did not recover. Companies continued to report earnings shortfalls and cut capital spending on technology. Concerns about high inventories also plagued the technology sector. As demand cooled for their products, technology companies were forced to cut prices. Profit margins suffered as a result.

    In addition, the market lacked clear leadership during the period. The best-performing areas of the market shifted from day to day, fueling investor anxiety. Due to their greater volatility, technology stocks bore the brunt of much of this negative sentiment. Some investors sought refuge in more conservative and defensive investment strategies. Other investors tried to make profits in any interest-rate sensitive stock, no matter how weak the stock's fundamentals might have been. Unfortunately, these trends occurred at the expense of technology stocks.

Q   HOW DID THE FUND PERFORM IN
    THIS DIFFICULT ENVIRONMENT?

A   The fund returned -79.51 percent
for the 12 months ended August 31, 2001. We realize this performance is disheartening. But, we are long-term investors and encourage shareholders to also maintain a long-term perspective. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of
5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    By comparison, the Pacific Stock Exchange (PSE) Technology Index returned -45.95 percent for the same period. The PSE Technology Index is a price-weighted, unmanaged, broad-based index composed of 100 listed and over-the-counter technology stocks from 15 different industries. Index returns do not include sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q  WHY DID THE FUND POST SUCH
    A DISAPPOINTING RETURN?

A   During the period, the fund faced
considerably challenging market conditions. The portfolio's investment style was dramatically out of favor with the market, particularly during the first quarter of 2001. We seek companies with rising earnings expectations and rising valuations, and for most of the reporting period, few companies exhibited these characteristics. Ironically, companies that did have these attributes tended to perform poorly during the period.

    In the first quarter, investors seemed to be skeptical about companies with positive earnings expectations or positive earnings surprises. Many seemed to think these companies had not seen the economic slowdown yet, but their time would come. We believe that investors tried to get ahead of the bad-news curve and sell these names before they disappointed. Some companies with several rounds of negative estimate revisions and negative earnings surprises would actually trade up the day after a negative announcement. The sentiment seemed to be that these companies are closer to the bottom, and therefore, their earnings are more analyzable.

    In the second quarter, some--though not all--of this behavior seemed to have changed. However, in the third quarter, sentiment turned again as investors began to realize the economic improvement might not appear until 2002, and the Fed was perceived to be behind the curve. The weakness in the global economy became more evident, and a summer sell-off ensued.

Q  WHAT STRATEGIES DID YOU
    USE TO MANAGE THE FUND IN
    THIS ENVIRONMENT?

A   The fund defines technology
companies as companies that, according to our research, rely extensively on technology, science, or communications in their product development or operations. This flexibility may have helped mitigate some of the damage caused by the portfolio's "pure" technology holdings. The portfolio was more defensive at the beginning of the period. At the time, health care stocks comprised a large portion of the portfolio. Biotechnology and pharmaceuticals companies appeared to be relatively strong in the turbulent market climate.

    However, the interest-rate cuts began to inject some optimism into investor sentiment, particularly regarding high-growth areas of the market. We sold health care stocks to take positions in the semiconductor, software, and data networking industries.

    We wanted to build broad exposure to large-capitalization technology companies that represent several industries. These large companies, some of which are blue chips, have weathered past downturns and are leaders in their markets. We looked for companies that we believed may be survivors when the market turns.

Q  WHAT IS YOUR OUTLOOK FOR
    THE TECHNOLOGY SECTOR?

A   Undoubtedly, the market has faced
extraordinary challenges over the recent months. Based on the complexities surrounding the market and the economy, we believe a patient approach is appropriate. Until an inflection point becomes more certain in investors' minds, the market may continue to be difficult.

    Nonetheless, we view technology investing with a long-term perspective. Technology continues to be a vital ingredient in our lives. The decisive leadership provided by the Federal Reserve and the executive branch of the government to provide monetary and fiscal stimuli may not only expedite the resurgence of the economy, but may also provide a more vigorous rebound. A more vibrant economy is likely to augment consumer confidence. We believe a more confident consumer would empower corporate America to spend on technology in order to meet end demand and to maintain global competitiveness.

    Furthermore, the unprecedented technology stock sell-off has caused the market to become cheap according to several valuation metrics. In our opinion, a cheaply valued market, fiscal and monetary stimuli, an improving economy, and pent-up technology demand may represent a formula for a more optimistic environment for technology investors in fiscal year 2002.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                   SHARES        VALUE
COMMON STOCKS  96.8%
APPLICATION SOFTWARE  11.1%
Citrix Systems, Inc. (a)...................................    300,000   $  9,885,000
Electronic Arts, Inc. (a)..................................    200,000     11,542,000
GoTo.com, Inc. (a).........................................    150,000      2,962,500
PeopleSoft, Inc. (a).......................................    475,000     16,378,000
Peregrine Systems, Inc. (a)................................    375,000      9,817,500
VeriSign, Inc. (a).........................................    300,000     12,315,000
                                                                         ------------
                                                                           62,900,000
                                                                         ------------
BIOTECHNOLOGY  3.4%
Amgen, Inc. (a)............................................    125,000      8,037,500
Genzyme Corp. (a)..........................................     90,000      5,097,600
IDEC Pharmaceuticals Corp. (a).............................    100,000      5,927,000
                                                                         ------------
                                                                           19,062,100
                                                                         ------------
COMPUTER HARDWARE  0.9%
Dell Computer Corp. (a)....................................    250,000      5,345,000
                                                                         ------------

CONSUMER FINANCE  0.7%
Nasdaq-100 Index Tracking Stock (a)........................    100,000      3,694,980
                                                                         ------------

DATA PROCESSING SERVICES  0.6%
First Data Corp. ..........................................     50,000      3,292,500
                                                                         ------------

ELECTRICAL COMPONENTS & EQUIPMENT  1.5%
Microsemi Corp. (a)........................................    300,000      8,550,000
                                                                         ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  4.8%
Applied Micro Circuits Corp. (a)...........................    550,000      7,848,500
Broadcom Corp. (a).........................................    300,000      9,645,000
Jabil Circuit, Inc. (a)....................................    100,000      2,311,000
Semtech Corp. (a)..........................................    200,000      7,466,000
                                                                         ------------
                                                                           27,270,500
                                                                         ------------
HEALTH CARE EQUIPMENT  0.6%
Biomet, Inc................................................    117,950      3,258,959
                                                                         ------------

HEALTH CARE FACILITIES  0.7%
Tenet Healthcare Corp. (a).................................     75,000      4,156,500
                                                                         ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                            MARKET
DESCRIPTION                                                   SHARES        VALUE
HOUSEHOLD APPLIANCES  0.6%
Electronics Boutique Holdings Corp. (a)....................     75,000   $  3,123,750
                                                                         ------------

INTERNET RETAIL  3.2%
eBay, Inc. (a).............................................    325,000     18,274,750
                                                                         ------------

INTERNET SOFTWARE & SERVICES  1.7%
AOL Time Warner, Inc. (a)..................................     75,000      2,801,250
EarthLink, Inc. (a)........................................    150,000      2,026,500
Expedia, Inc. (a)..........................................    125,000      4,670,000
                                                                         ------------
                                                                            9,497,750
                                                                         ------------
NETWORKING EQUIPMENT  5.4%
Brocade Communications Systems, Inc. (a)...................    210,000      5,050,500
Cisco Systems, Inc. (a)....................................  1,000,000     16,330,000
Extreme Networks, Inc. (a).................................    350,000      5,589,500
Sonus Networks, Inc. (a)...................................    250,000      3,692,500
                                                                         ------------
                                                                           30,662,500
                                                                         ------------
PHARMACEUTICALS  2.4%
Barr Laboratories, Inc. (a)................................     50,000      4,187,000
King Pharmaceuticals, Inc. (a).............................     75,000      3,243,750
Taro Pharmaceuticals Industries Ltd.--ADR (Israel) (a).....    150,000      6,375,000
                                                                         ------------
                                                                           13,805,750
                                                                         ------------
SEMICONDUCTOR EQUIPMENT  24.8%
Applied Materials, Inc. (a)................................    650,000     28,008,500
KLA-Tencor Corp. (a).......................................    700,000     34,398,000
Lam Research Corp. (a).....................................  1,300,000     36,803,000
Novellus Systems, Inc. (a).................................    675,000     29,909,250
Teradyne, Inc. (a).........................................    350,000     11,473,000
                                                                         ------------
                                                                          140,591,750
                                                                         ------------
SEMICONDUCTORS  24.1%
Alpha Industries, Inc. (a).................................    350,000     11,116,000
Altera Corp. (a)...........................................    200,000      5,680,000
Cypress Semiconductor Corp. (a)............................    175,000      3,781,750
Linear Technology Corp. ...................................    550,000     22,594,000
LSI Logic Corp. (a)........................................    350,000      7,087,500
Maxim Integrated Products, Inc. (a)........................    400,000     18,484,000
Microchip Technology, Inc. (a).............................    200,000      7,138,000
Micron Technology, Inc. (a)................................    125,000      4,701,250
National Semiconductor Corp. (a)...........................    300,000      9,915,000
NVIDIA Corp. (a)...........................................    225,000     19,059,750
RF Micro Devices, Inc. (a).................................    825,000     21,004,500

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                            MARKET
DESCRIPTION                                                   SHARES        VALUE
SEMICONDUCTORS (CONTINUED)
Texas Instruments, Inc. ...................................    100,000   $  3,310,000
TriQuint Semiconductor, Inc. (a)...........................    150,000      3,180,000
                                                                         ------------
                                                                          137,051,750
                                                                         ------------
SYSTEMS SOFTWARE  3.9%
Intuit, Inc. (a)...........................................    100,000      3,778,000
Microsoft Corp. (a)........................................    225,000     12,836,250
Network Associates, Inc. (a)...............................    350,000      5,547,500
                                                                         ------------
                                                                           22,161,750
                                                                         ------------
TELECOMMUNICATIONS EQUIPMENT  5.9%
Advanced Fibre Communications, Inc. (a)....................    200,000      4,850,000
Andrew Corp. (a)...........................................    250,000      5,085,000
Motorola, Inc. ............................................    500,000      8,700,000
QUALCOMM, Inc. (a).........................................    250,000     14,712,500
                                                                         ------------
                                                                           33,347,500
                                                                         ------------
WIRELESS TELECOMMUNICATION SERVICES  0.5%
Sprint Corp. (a)...........................................    125,000      3,122,500
                                                                         ------------

TOTAL LONG-TERM INVESTMENTS  96.8%
  (Cost $582,310,057).................................................    549,170,289

REPURCHASE AGREEMENT  5.7%
UBS Securities ($32,545,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 08/31/01, to be sold on
  09/04/01 at $32,558,163)
  (Cost $32,545,000)..................................................     32,545,000
                                                                         ------------

TOTAL INVESTMENTS  102.5%
  (Cost $614,855,057).................................................    581,715,289
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.5%).........................    (14,207,071)
                                                                         ------------

NET ASSETS  100.0%....................................................   $567,508,218
                                                                         ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2001

ASSETS:
Total Investments (Cost $614,855,057).......................  $   581,715,289
Cash........................................................            5,447
Receivables:
  Investments Sold..........................................        8,899,078
  Fund Shares Sold..........................................          902,930
  Interest..................................................            3,291
Other.......................................................           26,977
                                                              ---------------
    Total Assets............................................      591,553,012
                                                              ---------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       20,474,333
  Fund Shares Repurchased...................................        1,614,634
  Distributor and Affiliates................................          877,007
  Investment Advisory Fee...................................          469,132
Accrued Expenses............................................          570,828
Trustees' Deferred Compensation and Retirement Plans........           38,860
                                                              ---------------
    Total Liabilities.......................................       24,044,794
                                                              ---------------
NET ASSETS..................................................  $   567,508,218
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 2,024,690,321
Accumulated Net Investment Loss.............................          (36,454)
Net Unrealized Depreciation.................................      (33,139,768)
Accumulated Net Realized Loss...............................   (1,424,005,881)
                                                              ---------------
NET ASSETS..................................................  $   567,508,218
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $198,771,909 and 36,188,430 shares of
    beneficial interest issued and outstanding).............  $          5.49
    Maximum sales charge (5.75%* of offering price).........              .33
                                                              ---------------
    Maximum offering price to public........................  $          5.82
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $288,387,020 and 53,348,421 shares of
    beneficial interest issued and outstanding).............  $          5.41
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $80,349,289 and 14,864,298 shares of
    beneficial interest issued and outstanding).............  $          5.41
                                                              ===============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended August 31, 2001

INVESTMENT INCOME:
Interest....................................................  $     1,909,870
Dividends (Net of foreign withholding taxes of $4,748)......          256,644
                                                              ---------------
    Total Income............................................        2,166,514
                                                              ---------------
EXPENSES:
Investment Advisory Fee.....................................       11,645,820
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,190,355, $6,954,305 and $1,983,156,
  respectively).............................................       10,127,816
Shareholder Services........................................        6,067,586
Custody.....................................................          187,769
Legal.......................................................          108,103
Trustees' Fees and Related Expenses.........................           22,329
Other.......................................................          935,094
                                                              ---------------
    Total Expenses..........................................       29,094,517
    Less Credits Earned on Cash Balances....................           72,526
                                                              ---------------
    Net Expenses............................................       29,021,991
                                                              ---------------
NET INVESTMENT LOSS.........................................  $   (26,855,477)
                                                              ===============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(1,301,039,949)
                                                              ---------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      963,455,358
  End of the Period.........................................      (33,139,768)
                                                              ---------------
Net Unrealized Depreciation During the Period...............     (996,595,126)
                                                              ---------------
NET REALIZED AND UNREALIZED LOSS............................  $(2,297,635,075)
                                                              ===============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(2,324,490,552)
                                                              ===============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended August 31, 2001 and 2000

                                                       YEAR ENDED         YEAR ENDED
                                                     AUGUST 31, 2001    AUGUST 31, 2000
                                                     ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss................................  $   (26,855,477)   $  (25,240,723)
Net Realized Loss..................................   (1,301,039,949)     (121,140,584)
Net Unrealized Appreciation/Depreciation During the
  Period...........................................     (996,595,126)      938,147,750
                                                     ---------------    --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................   (2,324,490,552)      791,766,443
                                                     ---------------    --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................      537,894,458     2,224,548,079
Cost of Shares Repurchased.........................     (428,877,193)     (475,324,655)
                                                     ---------------    --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................      109,017,265     1,749,223,424
                                                     ---------------    --------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............   (2,215,473,287)    2,540,989,867
NET ASSETS:
Beginning of the Period............................    2,782,981,505       241,991,638
                                                     ---------------    --------------
End of the Period (Including accumulated net
  investment loss of $36,454 and $26,236,
  respectively)....................................  $   567,508,218    $2,782,981,505
                                                     ===============    ==============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                         JULY 26, 1999
                                                      YEAR ENDED         (COMMENCEMENT
                                                      AUGUST 31,         OF INVESTMENT
CLASS A SHARES                                    ------------------    OPERATIONS) TO
                                                  2001(A)     2000      AUGUST 31, 1999
                                                  -------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........  $ 26.81    $ 11.17        $10.00
                                                  -------    -------        ------
  Net Investment Loss...........................     (.18)      (.16)         (.01)
  Net Realized and Unrealized Gain/Loss.........   (21.14)     15.80          1.18
                                                  -------    -------        ------
Total from Investment Operations................   (21.32)     15.64          1.17
                                                  -------    -------        ------
NET ASSET VALUE, END OF THE PERIOD..............  $  5.49    $ 26.81        $11.17
                                                  =======    =======        ======

Total Return (b)................................  -79.51%    139.93%        11.70%*
Net Assets at End of the Period (In millions)...  $ 198.8    $ 928.8        $ 49.7
Ratio of Expenses to Average Net Assets.........    1.65%      1.47%         1.45%
Ratio of Net Investment Loss to Average Net
  Assets........................................   (1.48%)    (1.14%)       (1.03%)
Portfolio Turnover..............................     274%       167%            7%*

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            JULY 26, 1999
                                                        YEAR ENDED          (COMMENCEMENT
                                                        AUGUST 31,          OF INVESTMENT
CLASS B SHARES                                    ----------------------   OPERATIONS) TO
                                                  2001(A)       2000       AUGUST 31, 1999
                                                  ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........  $ 26.59    $     11.16       $10.00
                                                  -------    -----------       ------
  Net Investment Loss...........................     (.28)          (.28)        (.02)
  Net Realized and Unrealized Gain/Loss.........   (20.90)         15.71         1.18
                                                  -------    -----------       ------
Total from Investment Operations................   (21.18)         15.43         1.16
                                                  -------    -----------       ------
NET ASSET VALUE, END OF THE PERIOD..............  $  5.41    $     26.59       $11.16
                                                  =======    ===========       ======

Total Return (b)................................  -79.65%        138.17%       11.60%*
Net Assets at End of the Period (In millions)...  $ 288.4    $   1,442.2       $164.3
Ratio of Expenses to Average Net Assets.........    2.40%          2.23%        2.21%
Ratio of Net Investment Loss to Average Net
  Assets........................................   (2.24%)        (1.89%)      (1.79%)
Portfolio Turnover..............................     274%           167%           7%*

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                         JULY 26, 1999
                                                      YEAR ENDED         (COMMENCEMENT
                                                      AUGUST 31,         OF INVESTMENT
CLASS C SHARES                                    ------------------    OPERATIONS) TO
                                                  2001(A)     2000      AUGUST 31, 1999
                                                  -------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........  $ 26.59    $ 11.16        $10.00
                                                  -------    -------        ------
  Net Investment Loss...........................     (.28)      (.27)         (.02)
  Net Realized and Unrealized Gain/Loss.........   (20.90)     15.70          1.18
                                                  -------    -------        ------
Total from Investment Operations................   (21.18)     15.43          1.16
                                                  -------    -------        ------
NET ASSET VALUE, END OF THE PERIOD..............  $  5.41    $ 26.59        $11.16
                                                  =======    =======        ======

Total Return (b)................................  -79.65%    138.17%        11.60%*
Net Assets at End of the Period (In millions)...  $  80.3    $ 412.0        $ 28.0
Ratio of Expenses to Average Net Assets.........    2.40%      2.22%         2.21%
Ratio of Net Investment Loss to Average Net
  Assets........................................   (2.23%)    (1.88%)       (1.79%)
Portfolio Turnover..............................     274%       167%            7%*

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Technology Fund (the "Fund") is organized as a series of Van Kampen Equity Trust II (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund commenced investment operations on July 26, 1999 with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed securities and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $227,665,502, which will expire between August 31, 2007 and August 31, 2009.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At August 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $641,262,977; the aggregate gross unrealized appreciation is $17,576,527 and the aggregate gross unrealized depreciation is $77,124,215, resulting in net unrealized depreciation on long- and short-term investments of $59,547,688.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. For the year ended August 31, 2001, a permanent difference related to a net operating loss totaling $26,845,259 has been reclassified from accumulated net investment loss to capital.

F. EXPENSE REDUCTIONS During the year ended August 31, 2001, the Fund's custody fee was reduced by $72,526 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .90%
Next $500 million...........................................     .85%
Over $1 billion or thereafter...............................     .80%

    For the year ended August 31, 2001, the Fund recognized expenses of approximately $56,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended August 31, 2001, the Fund recognized expenses of approximately $126,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2001, the Fund recognized expenses of approximately $5,436,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $27,260 are included in "Other Assets" on the Statement of Assets and Liabilities at August 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At August 31, 2001, capital aggregated $752,542,148, $969,047,369, and
$303,100,804 for Classes A, B and C, respectively. For the year ended August 31, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   21,408,288    $ 287,317,081
  Class B...............................................   13,291,418      181,638,193
  Class C...............................................    4,857,482       68,939,184
                                                          -----------    -------------
Total Sales.............................................   39,557,188    $ 537,894,458
                                                          ===========    =============
Repurchases:
  Class A...............................................  (19,865,989)   $(211,890,697)
  Class B...............................................  (14,176,013)    (154,711,257)
  Class C...............................................   (5,487,298)     (62,275,239)
                                                          -----------    -------------
Total Repurchases.......................................  (39,529,300)   $(428,877,193)
                                                          ===========    =============

    At August 31, 2000, capital aggregated $686,518,418, $955,762,216, and
$300,237,681 for Classes A, B and C, respectively. For the year ended August 31, 2000, transactions were as follows:

                                                          SHARES           VALUE
Sales:
  Class A.............................................   42,306,325    $  925,557,334
  Class B.............................................   45,612,013       954,197,222
  Class C.............................................   16,045,889       344,793,523
                                                        -----------    --------------
Total Sales...........................................  103,964,227    $2,224,548,079
                                                        ===========    ==============
Repurchases:
  Class A.............................................  (12,109,800)   $ (275,662,184)
  Class B.............................................   (6,093,733)     (133,604,658)
  Class C.............................................   (3,060,811)      (66,057,813)
                                                        -----------    --------------
Total Repurchases.....................................  (21,264,344)   $ (475,324,655)
                                                        ===========    ==============

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended August 31, 2001 and 2000, no Class B Shares converted to Class A Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge
(CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B Shares and within one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended August 31, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $556,300 and CDSC on redeemed shares of Classes B and C of approximately $2,484,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,791,366,768 and $3,708,610,349, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended August 31, 2001, are payments retained by Van Kampen of approximately $6,698,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $1,201,200.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Technology Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Technology Fund (the "Fund"), as of August 31, 2001, and the related statements of operations for the year then ended, and the changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Fund for the period July 26, 1999 (Commencement of Operations) through August 31, 1999 were audited by other auditors whose report dated October 6, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at August 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
October 5, 2001

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TECHNOLOGY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN * - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
77, 177, 277                                                    Member NASD/SIPC
TECH ANR 10/01                                                  3883J01-AP-10/01

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       6

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       7
                          TOP FIVE INDUSTRIES       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      18
                NOTES TO FINANCIAL STATEMENTS      24
               REPORT OF INDEPENDENT AUDITORS      30

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      31
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
September 20, 2001

Dear Shareholder,

As the events of September 11, 2001, continue to reverberate throughout the nation, each of us at Van Kampen Investments recognizes that this tragedy has touched your life in a profound way. For all of us in the financial services industry, the World Trade Center was the workplace for many of our clients, colleagues, partners, family and friends. On behalf of Van Kampen, we extend our deepest sympathies to those who lost family or friends as a result of these events. Additionally, we thank all of the individuals who have demonstrated inspiring courage and heroism during the rescue efforts.

We recognize this has been a difficult time. As your investment partner, Van Kampen stands ready to assist you and your advisor. As always, our Shareholder Services teams also are available to provide you with account and transaction information; call (800) 341-2911. Van Kampen's transfer agents--which maintain our shareholder records and are located in Kansas City, Missouri and Canton, Massachusetts--had no impact to their operations. Operating out of offices around the country, our portfolio managers are actively managing the assets that you have entrusted to us.

This report examines how your fund's portfolio managers invested your assets during this period. It includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, and charts and graphs summarizing the broader market and economic trends.

As always, we encourage you to remain in close contact with your financial advisor. Your financial advisor can help you assess your individual situation and structure a portfolio designed to address your financial goals.

We are grateful for your continued trust in Van Kampen. And again, we extend our most heartfelt sympathies to those touched by the events of September 11.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY CONTINUED ITS MONTHS-LONG SLIDE IN AUGUST 2001 AS SIGNS OF OVERALL WEAKNESS PERSISTED. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A PALTRY 0.2 PERCENT ON AN ANNUALIZED BASIS FOR THE SECOND QUARTER OF 2001.

WHILE BUSINESS ACTIVITY--SUCH AS SPENDING CUTS AND INVENTORY
REDUCTIONS--DETRACTED FROM ECONOMIC GROWTH, CONSUMER SPENDING BOLSTERED IT. REGARDLESS, THE ECONOMY'S SLUGGISH PERFORMANCE THROUGHOUT THE SECOND QUARTER WAS THE SLOWEST IN EIGHT YEARS.

CONSUMER SPENDING AND EMPLOYMENT
AGAINST THIS BACKDROP OF STAGNATING GROWTH, AND A STREAM OF CORPORATE LAYOFFS, CONSUMER CONFIDENCE SLIPPED IN AUGUST. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, WAS MORE RESTRAINED THAN RECENT MONTHS. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, CLIMBED TO 4.9 PERCENT IN AUGUST.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON AUGUST 21--THE SEVENTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND AUGUST 31, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.5 PERCENT. (NOTE: ON SEPTEMBER 17, 2001, IN THE WAKE OF THE SEPTEMBER 11 TERRORIST ATTACKS, THE FED CUT INTEREST RATES BY 0.50 PERCENT. THIS WAS THE EIGHTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION WAS HELD AT BAY DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.7 PERCENT IN THE 12 MONTHS ENDED AUGUST 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1999--June 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.70
Sep 00                                                                           1.30
Dec 00                                                                           1.90
Mar 01                                                                           1.30
Jun 01                                                                           0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(August 31, 1999--August 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 99                                                                      5.25                               2.3
                                                                            5.25                               2.6
                                                                            5.25                               2.6
Nov 99                                                                       5.5                               2.6
                                                                             5.5                               2.7
                                                                             5.5                               2.7
Feb 00                                                                      5.75                               3.2
                                                                               6                               3.8
                                                                               6                               3.1
May 00                                                                       6.5                               3.2
                                                                             6.5                               3.7
                                                                             6.5                               3.7
Aug 00                                                                       6.5                               3.4
                                                                             6.5                               3.5
                                                                             6.5                               3.4
Nov 00                                                                       6.5                               3.4
                                                                             6.5                               3.4
                                                                             5.5                               3.7
Feb 01                                                                       5.5                               3.5
                                                                               5                               2.9
                                                                             4.5                               3.3
May 01                                                                         4                               3.6
                                                                            3.75                               3.2
                                                                            3.75                               2.7
Aug 01                                                                       3.5                               2.7

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of August 31, 2001)

                                        A SHARES   B SHARES   C SHARES
----------------------------------------------------------------------
One-year total return based on NAV(1)    -35.95%    -36.55%    -36.52%
----------------------------------------------------------------------
One-year total return(1)                 -39.63%    -39.72%    -37.16%
----------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                -31.37%    -30.63%    -28.70%
----------------------------------------------------------------------
Commencement date                       03/28/00   03/28/00   03/28/00
----------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares are up to .25% and for Class B and Class C Shares are 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

    Managing for after-tax returns may negatively impact the Fund's performance. Since the Fund balances investment and tax considerations when deciding whether to buy or sell securities, its pre-tax return may be lower than that of a similar fund that is not tax managed.

PERFORMANCE OF A $10,000 INVESTMENT

(March 28, 2000--August 31, 2001)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                STANDARD & POOR'S 500 INDEX IS AN
                                                                                                    UNMANAGED INDEX GENERALLY
                                                                TAX MANAGED EQUITY GROWTH       REPRESENTATIVE OF THE U.S. STOCK
                                                                          FUND*                            MARKET.(+)
                                                                -------------------------       ---------------------------------
3/28/00                                                                  9425.00                            10000.00
                                                                         9218.00                             9939.31
                                                                         8643.00                             9633.22
                                                                         8303.00                             9422.11
6/00                                                                     8699.00                             9647.62
                                                                         8567.00                             9489.96
                                                                         9123.00                            10066.00
9/00                                                                     8520.00                             9527.63
                                                                         8341.00                             9480.48
                                                                         7380.00                             8721.39
12/00                                                                    7257.00                             8756.74
                                                                         7597.00                             9060.04
                                                                         6645.00                             8223.89
3/01                                                                     5910.00                             7695.87
                                                                         6550.00                             8287.03
                                                                         6569.00                             8329.21
6/01                                                                     6437.00                             8120.95
                                                                         6268.00                             8033.47
8/01                                                                     5844.00                             7518.46

This chart compares your fund's performance to that of the S&P 500 Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Weisenberger
(+) Bloomberg

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--August 31, 2001)


1.   TYCO INTERNATIONAL          7.4%
     Manufactures electrical components,
     communication systems, medical
     supplies, and fire-detection systems.

2.   GENERAL ELECTRIC            5.7%
     Produces appliances, lighting
     products, aircraft engines, and
     plastics.

3.   FREDDIE MAC (FORMERLY
     FEDERAL HOME LOAN
     MORTGAGE)                   4.7%
     Works with lenders to provide
     federally mandated mortgages to
     families in the United States.

4.   PFIZER                      4.6%
     Manufactures pharmaceuticals,
     including Viagra and Lipitor, and
     consumer products such as Certs,
     Listerine, and Visine.

5.   CITIGROUP                   3.9%
     Provides financial services to
     consumer and corporate customers
     around the world.

6.   UNITED TECHNOLOGIES         3.5%
     Manufactures building systems and
     aerospace products, including
     elevators, engines, and helicopters.

7.   MICROSOFT                   3.4%
     Develops and supports a range of
     software products.

8.   GENERAL DYNAMICS            3.1%
     Provides technical solutions to
     defense and commercial industries.

9.   INTEL                       3.0%
     Designs, manufactures, and markets
     microcomputer components.

10.  PEPSICO                     2.8%
     Manufactures soft drinks and snack
     foods, including Pepsi, Gatorade and
     Frito-Lay brands.

TOP FIVE INDUSTRIES*
(as a percentage of long-term investments--August 31, 2001)


 [BAR GRAPH]

                                                                            AUGUST 31, 2001
                                                                            ---------------
Pharmaceuticals                                                                  14.8
Industrial Conglomerates                                                         13.1
Diversified Financial Services                                                    8.6
Aerospace & Defense                                                               6.9
Semiconductors                                                                      5


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED AUGUST 31, 2001. THE TEAM IS LED BY PORTFOLIO MANAGERS PHILIP W. FRIEDMAN, WILLIAM S. AUSLANDER AND PETER DANNENBAUM, MORGAN STANLEY INVESTMENT MANAGEMENT INC., WHO HAVE MANAGED THE FUND SINCE ITS INCEPTION. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

The portfolio manager commentary in this shareholder report focuses on the period ended August 31, 2001. The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Note: Richard F. Powers, III, President and CEO of Van Kampen Investment Advisory Corp., provides additional words to shareholders on page 1 of this report.

Q   HOW DID THE FUND PERFORM
    DURING THE PREVIOUS 12 MONTHS?

A   In a tough environment for
growth investing, the fund returned -35.95 percent. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge was included, the return would be lower. The return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance before and after taxes is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    By comparison, the fund's benchmark, the Standard & Poor's 500 Index, declined 24.38 percent. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

    We were disappointed but not necessarily surprised by the fund's underperformance relative to the S&P 500. That is because the S&P 500 includes both growth and value stocks, while the fund consists of growth stocks. This additional presence of value stocks helped insulate the S&P 500 from some of the losses experienced by the fund.

    We do note that the fund outperformed the average results of similarly managed funds. The Lipper Large-Cap Growth Funds category average, in which the fund is included, was down 41.90 percent during the same period. While we will seek to deliver much better results in future reporting periods, the poorer performance of comparable growth funds suggests the fund made the most of an extremely challenging environment.

Q   WHAT MADE THE MARKET
    ENVIRONMENT SO CHALLENGING?

A   During the reporting period, the
economy continued its slowdown. Though it was not clear whether we ever entered an official recession--defined as two consecutive quarters of declining gross domestic product--it was apparent from the shriveling corporate profits that we did enter a so-called earnings recession. Consumer spending was the major factor barely holding the economy aloft, but late in the 12-month period, we began to see signs of capitulation even there.

    We watched such trends with interest and stayed on the lookout for significant changes that would cause us to reassess the prospects for the fund's holdings. However, we don't generally concern ourselves with short-term market conditions, preferring instead to focus on how the companies in which we have invested are positioned for success over the long term.

Q   DID RECENT MARKET CONDITIONS
    AFFECT HOW YOU POSITIONED THE FUND?

A   The changes we made tended to
be incremental. For example, we adjusted the fund's balance between cyclical and stable growth to approximately half of each. Stable growth companies typically experience slower growth than some of their cyclical counterparts, but they also tend to produce more predictable earnings. Stable growers can therefore help moderate the fund's risk in the midst of market uncertainty. In recent years, we weighted the fund somewhat more heavily in technology and other cyclical growth stocks. During the reporting period, however, with the market's risk increasing, we have moved more fund assets into stable growers.

    When we did look to invest in technology stocks, we favored "category killers," or companies that dominate their individual markets. These category killers included companies like Microsoft, which owns most of the software market; Intel, the leading microchip manufacturer; and Cisco, the dominant public networking firm. Given the uncertain environment, we believed that companies with name brands and businesses that were well-established represented the most solid long-term technology opportunities.

    This same thinking extended to other areas of the market too. In health care, for example, we preferred large pharmaceutical companies such as Merck, Pfizer and Pharmacia. Meanwhile, we de-emphasized stocks in more speculative areas such as biotechnology. Although we believe biotech is an attractive long-term opportunity, we believe there is currently too much risk involved in investing heavily in this sector.

Q   WHAT ARE SOME STOCKS WHOSE
    PERFORMANCE HELPED THE FUND?

A   The fund benefited from its
holdings in United Technologies and General Dynamics. Broadly diversified product lines helped these companies turn in strong stock performance during the last 12 months. Both companies were significant holdings in the fund and boosted our returns.

    Investments in food-and-beverage companies such as Quaker Oats (eliminated from the portfolio prior to the end of the reporting period), Pepsi and Anheuser Busch also helped fund results. Packaged-goods companies have tended to outperform during a slowing economy because demand for their products remains relatively consistent. Another strong stock for the fund was mortgage lender Freddie Mac, which benefited from continued strong housing demand during the reporting period.

    Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the fund in the future. For additional fund highlights, please turn to page 7.

Q   GIVEN THE SHARP DECLINE IN
    TECHNOLOGY STOCKS, WERE MOST OF THE FUND'S HOLDINGS DISAPPOINTMENTS IN THIS AREA?

A   The fund's overall results were
especially dragged down by the performance of four stocks in the technology and telecommunications sectors--by far the two worst-performing sectors of the market during the past 12 months. Earlier, we mentioned Cisco and Intel; both were significant disappointments for the fund during the period. Another technology company that is dominant in its field but hurt recent fund performance was EMC, the leader in the data-storage industry. We continue to own all three stocks and believe that these market-leading firms may be well positioned for strong future results.

    The fund's performance was also hurt considerably by Nortel, a stock we no longer own. Nortel's decline, which began late last year when the company announced its earnings would fall well short of expectations, helped unleash the dramatic market correction that befell the telecommunications industry.

Q   EARNINGS DRIVE GROWTH-STOCK
    PERFORMANCE. DO YOU BELIEVE EARNINGS WILL PICK UP?

A   We are definitely optimistic about
earnings over the long term. Our long-term optimism is fueled by several factors. First, in recent months, value stocks have outperformed growth stocks by a historically wide margin, but over time, these differences have tended to even out. A second positive sign is the Federal Reserve Board's continuing campaign to lower interest rates, with the goal of spurring economic growth. Historically, lower interest rates have led to eventual gains in the stock market. Of course, past performance is no guarantee of future results.

    Despite our long-term optimism, we see no signs that earnings will pick up in the next couple of quarters. Until we see clear evidence of positive change, we intend to manage the fund with particular caution.

    As we await better economic news, we continue to conduct intense research on the companies we own. Knowing the fund's holdings inside and out is the hallmark of our management team, and we believe this strategy gives us an "information edge" when selecting investments for the fund. By continuing to focus on companies that we believe have a strong long-term future, we believe the fund is well positioned for what we hope will be better days ahead.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                    SHARES        VALUE
COMMON STOCKS  99.7%
AEROSPACE & DEFENSE  6.9%
Boeing Co. .................................................     1,300    $    66,560
General Dynamics Corp. .....................................     8,450        667,212
United Technologies Corp. ..................................    11,100        759,240
                                                                          -----------
                                                                            1,493,012
                                                                          -----------
ALTERNATIVE CARRIERS  0.8%
Qwest Communications Intl., Inc. ...........................     8,000        172,000
                                                                          -----------

BANKS  0.7%
Fifth Third Bancorp.........................................     2,600        151,580
                                                                          -----------

BIOTECHNOLOGY  2.6%
Amgen, Inc. (a).............................................     4,000        257,200
Gilead Sciences, Inc. (a)...................................     2,100        127,491
IDEC Pharmaceuticals Corp. (a)..............................     1,800        106,686
Invitrogen Corp. (a)........................................     1,000         68,030
                                                                          -----------
                                                                              559,407
                                                                          -----------
BREWERS  1.9%
Anheuser-Busch Cos., Inc. ..................................     9,700        417,488
                                                                          -----------
BROADCASTING & CABLE TV  2.4%
Comcast Corp., Class A (a)..................................     6,000        219,780
Liberty Media Corp., Class A (a)............................    19,800        300,960
                                                                          -----------
                                                                              520,740
                                                                          -----------
CASINO & GAMING  0.4%
International Game Technology (a)...........................     1,700         90,984
                                                                          -----------

COMPUTER HARDWARE  3.1%
Compaq Computer Corp. ......................................     2,200         27,170
Dell Computer Corp. (a).....................................     5,600        119,728
International Business Machines Corp. ......................     4,300        430,000
Sun Microsystems, Inc. (a)..................................     8,100         92,745
                                                                          -----------
                                                                              669,643
                                                                          -----------
COMPUTER STORAGE & PERIPHERALS  0.5%
EMC Corp. (a)...............................................     7,000        108,220
                                                                          -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                            MARKET
DESCRIPTION                                                    SHARES        VALUE
CONSUMER DISCRETIONARY  0.4%
Dollar Tree Stores, Inc. (a)................................     3,600    $    85,428
                                                                          -----------

CONSUMER STAPLES  1.9%
Colgate-Palmolive Co. ......................................     3,300        178,695
Kraft Foods, Inc. ..........................................     7,400        238,650
                                                                          -----------
                                                                              417,345
                                                                          -----------
DATA PROCESSING SERVICES  0.4%
First Data Corp. ...........................................     1,300         85,605
                                                                          -----------

DIVERSIFIED COMMERCIAL SERVICES  0.7%
Concord EFS, Inc. (a).......................................     2,800        146,916
                                                                          -----------

DIVERSIFIED FINANCIAL SERVICES  8.6%
Citigroup, Inc. ............................................    18,333        838,735
Freddie Mac.................................................    16,250      1,021,800
                                                                          -----------
                                                                            1,860,535
                                                                          -----------
ELECTRIC UTILITIES  1.1%
Dynegy, Inc. ...............................................     5,700        240,369
                                                                          -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS  0.4%
Jabil Circuit, Inc. (a).....................................     2,200         50,842
SCI Systems, Inc. (a).......................................     1,700         41,650
                                                                          -----------
                                                                               92,492
                                                                          -----------
FINANCIALS  0.8%
Goldman Sachs Group, Inc. ..................................     2,300        184,230
                                                                          -----------

FOOD RETAIL  1.1%
Safeway, Inc. (a)...........................................     5,100        230,061
                                                                          -----------

GENERAL MERCHANDISE STORES  2.6%
BJ's Wholesale Club, Inc. (a)...............................     1,800         88,200
Costco Wholesale Corp. (a)..................................     4,100        153,381
Wal-Mart Stores, Inc. ......................................     6,900        331,545
                                                                          -----------
                                                                              573,126
                                                                          -----------
HEALTH CARE  0.3%
CuraGen Corp. (a)...........................................       900         18,351
Tularik, Inc. (a)...........................................     1,750         40,425
                                                                          -----------
                                                                               58,776
                                                                          -----------
HEALTH CARE DISTRIBUTORS & SERVICES  0.4%
Cardinal Health, Inc. ......................................     1,300         94,822
                                                                          -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                            MARKET
DESCRIPTION                                                    SHARES        VALUE
HEALTH CARE EQUIPMENT  1.1%
Applera Corp.--Applied Biosystems Group.....................       900    $    22,509
Medtronic, Inc. ............................................     4,700        214,038
                                                                          -----------
                                                                              236,547
                                                                          -----------
HEALTH CARE FACILITIES  2.3%
HCA, Inc. ..................................................     5,550        253,857
Laboratory Corp. of American Holdings (a)...................     3,300        257,070
                                                                          -----------
                                                                              510,927
                                                                          -----------
HOME IMPROVEMENT RETAIL  1.3%
Home Depot, Inc. ...........................................     6,050        277,997
                                                                          -----------

HOTELS  0.3%
Starwood Hotels & Resorts Worldwide, Inc., Class B..........     2,200         74,470
                                                                          -----------

HOUSEHOLD PRODUCTS  0.7%
Procter & Gamble Co. .......................................     1,950        144,592
                                                                          -----------

INDUSTRIAL CONGLOMERATES  13.0%
General Electric Co. .......................................    30,050      1,231,449
Tyco Intl., Ltd. (Bermuda)..................................    30,850      1,602,657
                                                                          -----------
                                                                            2,834,106
                                                                          -----------
INFORMATION TECHNOLOGY  0.8%
American Tower Corp., Class A (a)...........................     5,050         73,073
Siebel Systems, Inc. .......................................     1,500         32,400
Xilinx, Inc. (a)............................................     1,800         70,272
                                                                          -----------
                                                                              175,745
                                                                          -----------
INTEGRATED TELECOMMUNICATION SERVICES  2.6%
SBC Communications, Inc. ...................................     8,300        339,553
Verizon Communications, Inc. ...............................     4,400        220,000
                                                                          -----------
                                                                              559,553
                                                                          -----------
INTERNET SOFTWARE & SERVICES  2.5%
AOL Time Warner, Inc. (a)...................................    14,450        539,708
                                                                          -----------

MULTI-LINE INSURANCE  2.6%
American International Group, Inc. .........................     7,300        570,860
                                                                          -----------

NETWORKING EQUIPMENT  1.8%
Brocade Communications Systems, Inc. (a)....................       600         14,430
Cisco Systems, Inc. (a).....................................    23,050        376,407
                                                                          -----------
                                                                              390,837
                                                                          -----------
OIL & GAS EQUIPMENT & SERVICES  0.5%
Baker Hughes, Inc. .........................................     3,200        105,408
                                                                          -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                            MARKET
DESCRIPTION                                                    SHARES        VALUE
OIL & GAS EXPLORATION & PRODUCTION  0.2%
Anadarko Petroleum Corp. ...................................       400    $    20,700
Devon Energy Corp. .........................................       600         27,762
                                                                          -----------
                                                                               48,462
                                                                          -----------
PHARMACEUTICALS  14.8%
Abbott Laboratories.........................................     2,600        129,220
American Home Products Corp. ...............................     9,850        551,600
Bristol-Myers Squibb Co. ...................................     7,500        421,050
Eli Lilly & Co. ............................................     2,900        225,127
Johnson & Johnson...........................................     6,000        316,260
Merck & Co., Inc. ..........................................     5,250        341,775
Pfizer, Inc. ...............................................    26,225      1,004,680
Pharmacia Corp. ............................................     4,407        174,517
Schering-Plough Corp. ......................................     1,400         53,382
                                                                          -----------
                                                                            3,217,611
                                                                          -----------
SEMICONDUCTOR EQUIPMENT  0.5%
Applied Materials, Inc. (a).................................     2,300         99,107
                                                                          -----------

SEMICONDUCTORS  5.0%
Altera Corp. (a)............................................     2,300         65,320
Intel Corp. ................................................    23,600        659,856
Micron Technology, Inc. (a).................................     1,300         48,893
QLogic Corp. (a)............................................       800         24,008
Texas Instruments, Inc. ....................................     8,650        286,315
                                                                          -----------
                                                                            1,084,392
                                                                          -----------
SOFT DRINKS  2.8%
PepsiCo, Inc. ..............................................    13,145        617,815
                                                                          -----------

SPECIALTY STORES  0.4%
Tiffany & Co. ..............................................     2,850         88,778
                                                                          -----------

SYSTEMS SOFTWARE  4.9%
Intuit, Inc. (a)............................................     2,500         94,450
Microsoft Corp. (a).........................................    13,050        744,503
Oracle Corp. (a)............................................    11,200        136,752
VERITAS Software Corp. (a)..................................     2,938         84,379
                                                                          -----------
                                                                            1,060,084
                                                                          -----------
TELECOMMUNICATIONS EQUIPMENT  1.1%
Motorola, Inc. .............................................     4,900         85,260
QUALCOMM, Inc. (a)..........................................     2,700        158,895
                                                                          -----------
                                                                              244,155
                                                                          -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                            MARKET
DESCRIPTION                                                    SHARES        VALUE
TELECOMMUNICATIONS SERVICES  0.6%
WorldCom, Inc.--WorldCom Group (a)..........................    10,350    $   133,101
                                                                          -----------

TOBACCO  1.2%
Philip Morris Cos., Inc. ...................................     5,400        255,960
                                                                          -----------

WIRELESS TELECOMMUNICATION SERVICES  0.7%
Sprint Corp. (PCS Group) (a)................................     6,300        157,374
                                                                          -----------

TOTAL LONG-TERM INVESTMENTS  99.7%
  (Cost $23,582,636)...................................................    21,680,368

REPURCHASE AGREEMENT  1.3%
State Street Bank & Trust Co. ($289,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 08/31/01, to be sold on 09/04/01 at $289,080)
  (Cost $289,000)......................................................       289,000
                                                                          -----------

TOTAL INVESTMENTS  101.0%
  (Cost $23,871,636)...................................................    21,969,368
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.0%)..........................      (225,542)
                                                                          -----------

NET ASSETS  100.0%.....................................................   $21,743,826
                                                                          ===========

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2001

ASSETS:
Total Investments (Cost $23,871,636)........................  $21,969,368
Cash........................................................          585
Receivables:
  Investments Sold..........................................      207,373
  Fund Shares Sold..........................................       16,687
  Dividends.................................................       14,744
  Expense Reimbursement from Adviser........................        9,382
  Interest..................................................           20
Other.......................................................        9,357
                                                              -----------
    Total Assets............................................   22,227,516
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      309,733
  Fund Shares Repurchased...................................       81,576
  Distributor and Affiliates................................       18,822
Accrued Expenses............................................       57,968
Trustees' Deferred Compensation and Retirement Plans........       15,591
                                                              -----------
    Total Liabilities.......................................      483,690
                                                              -----------
NET ASSETS..................................................  $21,743,826
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $29,692,006
Accumulated Net Investment Loss.............................      (12,535)
Net Unrealized Depreciation.................................   (1,902,268)
Accumulated Net Realized Loss...............................   (6,033,377)
                                                              -----------
NET ASSETS..................................................  $21,743,826
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $8,132,763 and 1,311,735 shares of
    beneficial interest issued and outstanding).............  $      6.20
    Maximum sales charge (5.75%* of offering price).........          .38
                                                              -----------
    Maximum offering price to public........................  $      6.58
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,112,039 and 1,311,827 shares of
    beneficial interest issued and outstanding).............  $      6.18
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $5,499,024 and 890,905 shares of
    beneficial interest issued and outstanding).............  $      6.17
                                                              ===========

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended August 31, 2001

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $125)........  $   138,384
Interest....................................................       36,682
                                                              -----------
    Total Income............................................      175,066
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      166,568
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $17,428, $76,432 and $52,501,
  respectively).............................................      146,361
Registration and Filing Fees................................       46,694
Shareholder Reports.........................................       40,832
Custody.....................................................       36,703
Shareholder Services........................................       23,984
Accounting..................................................       21,105
Legal.......................................................       19,338
Trustees' Fees and Related Expenses.........................       12,689
Other.......................................................       42,323
                                                              -----------
    Total Expenses..........................................      556,597
    Investment Advisory Fee Reduction.......................      135,791
                                                              -----------
    Net Expenses............................................      420,806
                                                              -----------
NET INVESTMENT LOSS.........................................  $  (245,740)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(5,740,582)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      791,121
  End of the Period.........................................   (1,902,268)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (2,693,389)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(8,433,971)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(8,679,711)
                                                              ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Year Ended August 31, 2001 and the Period March 28, 2000 (Commencement of Investment Operations) through August 31, 2000

                                                                        MARCH 28, 2000
                                                                       (COMMENCEMENT OF
                                                   YEAR ENDED       INVESTMENT OPERATIONS)
                                                 AUGUST 31, 2001      TO AUGUST 31, 2000
                                                 -----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.............................   $  (245,740)          $   (29,319)
Net Realized Loss...............................    (5,740,582)             (292,795)
Net Unrealized Appreciation/Depreciation During
  the Period....................................    (2,693,389)              791,121
                                                   -----------           -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................    (8,679,711)              469,007
                                                   -----------           -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................    26,854,348            10,577,092
Cost of Shares Repurchased......................    (9,119,846)             (357,064)
                                                   -----------           -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................    17,734,502            10,220,028
                                                   -----------           -----------
TOTAL INCREASE IN NET ASSETS....................     9,054,791            10,689,035
NET ASSETS:
Beginning of the Period.........................    12,689,035             2,000,000
                                                   -----------           -----------
End of the Period (Including accumulated net
  investment loss of $12,535 and $8,327,
  respectively).................................   $21,743,826           $12,689,035
                                                   ===========           ===========

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                         MARCH 28, 2000
                                                              YEAR        (COMMENCEMENT
                                                             ENDED        OF INVESTMENT
                                                           AUGUST 31,    OPERATIONS) TO
                                                              2001       AUGUST 31, 2000
                      CLASS A SHARES                       -----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..................  $  9.69          $10.00
                                                            -------          ------
  Net Investment Loss.....................................     (.04)           (.01)
  Net Realized and Unrealized Loss........................    (3.45)           (.30)
                                                            -------          ------
Total from Investment Operations..........................    (3.49)           (.31)
                                                            -------          ------
NET ASSET VALUE, END OF THE PERIOD........................  $  6.20          $ 9.69
                                                            =======          ======

Total Return* (a).........................................  -35.95%          -3.20%**
Net Assets at End of the Period (In millions).............  $   8.1          $  5.0
Ratio of Expenses to Average Net Assets*..................    1.55%           1.55%
Ratio of Net Investment Loss to Average Net Assets*.......    (.71%)          (.57%)
Portfolio Turnover........................................      76%             23%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...................    2.20%           4.80%
Ratio of Net Investment Loss to Average Net Assets........   (1.36%)         (3.82%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns included combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                         MARCH 28, 2000
                                                              YEAR        (COMMENCEMENT
                                                             ENDED        OF INVESTMENT
                                                           AUGUST 31,    OPERATIONS) TO
                                                              2001       AUGUST 31, 2000
                      CLASS B SHARES                       -----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..................  $  9.74          $10.00
                                                            -------          ------
  Net Investment Loss.....................................     (.08)           (.03)
  Net Realized and Unrealized Loss........................    (3.48)           (.23)
                                                            -------          ------
Total from Investment Operations..........................    (3.56)           (.26)
                                                            -------          ------
NET ASSET VALUE, END OF THE PERIOD........................  $  6.18          $ 9.74
                                                            =======          ======

Total Return* (a).........................................  -36.55%          -2.60%**
Net Assets at End of the Period (In millions).............  $   8.1          $  4.5
Ratio of Expenses to Average Net Assets*..................    2.30%           2.30%
Ratio of Net Investment Loss to Average Net Assets*.......   (1.46%)         (1.32%)
Portfolio Turnover........................................      76%             23%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...................    2.95%           5.55%
Ratio of Net Investment Loss to Average Net Assets........   (2.11%)         (4.57%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                         MARCH 28, 2000
                                                              YEAR        (COMMENCEMENT
                                                             ENDED        OF INVESTMENT
                                                           AUGUST 31,    OPERATIONS) TO
                                                              2001       AUGUST 31, 2000
                      CLASS C SHARES                       -----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..................  $  9.73          $10.00
                                                            -------          ------
  Net Investment Loss.....................................     (.08)           (.03)
  Net Realized and Unrealized Loss........................    (3.48)           (.24)
                                                            -------          ------
Total from Investment Operations..........................    (3.56)           (.27)
                                                            -------          ------
NET ASSET VALUE, END OF THE PERIOD........................  $  6.17          $ 9.73
                                                            =======          ======
Total Return* (a).........................................  -36.52%          -2.80%**
Net Assets at End of the Period (In millions).............  $   5.5          $  3.1
Ratio of Expenses to Average Net Assets*..................    2.30%           2.30%
Ratio of Net Investment Loss to Average Net Assets*.......   (1.46%)         (1.32%)
Portfolio Turnover........................................      76%             23%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...................    2.95%           5.54%
Ratio of Net Investment Loss to Average Net Assets........   (2.11%)         (4.56%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Managed Equity Growth Fund (the "Fund") is organized as a series of Van Kampen Equity Trust II (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide long-term capital appreciation on an after tax basis. The Fund's investment adviser seeks to achieve the investment objective by investing primarily in growth-oriented equity securities while attempting to minimize the impact of federal income taxes on shareholder returns. The Fund commenced investment operations on March 28, 2000 with three classes of common shares, Class A, Class B, and Class C Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $461,385 which will expire between August 31, 2008 and August 31, 2009. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses resulting from wash sale transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At August 31, 2001, for federal income tax purposes the cost of long- and short-term investments is $24,674,397, the aggregate gross unrealized appreciation is $607,264 and the aggregate gross unrealized depreciation is $3,312,293, resulting in net unrealized depreciation on long- and short-term investments of $2,705,029.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between financial and tax basis reporting have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $221,532 has been reclassified from accumulated net investment loss to capital. Additionally, a permanent difference related to expenses which are not deductible for tax purposes totaling $20,000 has been reclassified from accumulated net investment loss to capital.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       0.80%
Next $500 million...........................................       0.75%
Over $1 billion.............................................       0.70%

    The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser"), to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.

    For the year ended August 31, 2001, the Adviser voluntarily waived $135,791 of its investment advisory fees. This waiver is voluntary and can be discontinued at the Adviser's discretion.

    For the year ended August 31, 2001, the Fund recognized expenses of approximately $400 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. With respect to the Accounting Service agreement, the adviser allocates the cost of such services to each fund with assets exceeding $25 million. For the year ended August 31, 2001, the Fund recognized expenses of approximately $18,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of Legal expenses on the Statement of Operations. For the year ended August 31, 2001, no cost was allocated to the Fund in regards to the Accounting Service agreement.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended August 31, 2001, the Fund recognized expenses of approximately $21,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $9,357 are included in "Other Assets" on the Statement of Assets and Liabilities at August 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is $2,500.

    At August 31, 2001, Van Kampen owned 23,500 shares of Class A, 11,500 shares of Class B, and 11,500 shares of Class C.

    For the year ended August 31, 2001, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $595.

3. CAPITAL TRANSACTIONS

At August 31, 2001, capital aggregated $11,155,616, $10,999,391 and $7,536,999 for Classes A, B, and C, respectively. For the year ended August 31, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,348,557    $10,547,286
  Class B.................................................   1,272,838      9,714,628
  Class C.................................................     847,372      6,592,434
                                                            ----------    -----------
Total Sales...............................................   3,468,767    $26,854,348
                                                            ==========    ===========
Repurchases:
  Class A.................................................    (558,093)   $(4,148,288)
  Class B.................................................    (421,972)    (2,938,237)
  Class C.................................................    (280,026)    (2,033,321)
                                                            ----------    -----------
Total Repurchases.........................................  (1,260,091)   $(9,119,846)
                                                            ==========    ===========

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

    At August 31, 2000, capital aggregated $4,846,956, $4,313,110 and $3,038,970 for Classes A, B, and C, respectively. For the period ended August 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A..................................................    444,767    $ 4,087,399
  Class B..................................................    402,198      3,731,548
  Class C..................................................    296,965      2,758,145
                                                             ---------    -----------
Total Sales................................................  1,143,930    $10,577,092
                                                             =========    ===========
Repurchases:
  Class A..................................................     (3,496)   $   (32,090)
  Class B..................................................     (1,237)       (11,007)
  Class C..................................................    (33,406)      (313,967)
                                                             ---------    -----------
Total Repurchases..........................................    (38,139)   $  (357,064)
                                                             =========    ===========

    Class B Shares, including Class B Shares received from reinvestment of dividends through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended August 31, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

$35,900 and CDSC on the redeemed shares of approximately $27,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $33,725,716 and $15,117,641, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the year ended August 31, 2001, are payments retained by Van Kampen of approximately $101,100 and payments made to Morgan Stanley, an affiliate of the Adviser, of $1,100.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Tax Managed Equity Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Tax Managed Equity Growth Fund (the "Fund"), as of August 31, 2001, and the related statements of operations for the year then ended, and the changes in net assets and financial highlights for the year then ended and for the period from March 28, 2000 (Commencement of Operations) through August 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at August 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from March 28, 2000 through August 31, 2000, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
October 5, 2001

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISOR

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER, & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
71, 171, 271                                                    Member NASD/SIPC
TMEG ANR 10/01                                                  3886J01-AP-10/01